PAINEWEBBER INVESTMENT GRADE INCOME FUND
                          PAINEWEBBER HIGH INCOME FUND
                        PAINEWEBBER STRATEGIC INCOME FUND

                                                              February 15, 2000

Dear Investor,

      This is a supplement to the prospectuses of the above PaineWebber Mutual Funds. The purpose of this supplement is to notify you of changes in portfolio management of these funds, effective in February 2000.

o     PaineWebber Investment Grade Income Fund

      Julieanna Berry is responsible for the day-to-day management of the fund's portfolio. Ms. Berry is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989. Ms. Berry has shared portfolio management responsibilities for the fund since June 1995.


o     PaineWebber High Income Fund

      James F. Keegan is responsible for the day-to-day management of the Fund's portfolio. Mr. Keegan is a senior vice president of Mitchell Hutchins and is in charge of the Taxable Credit Group. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P.


o     PaineWebber Strategic Income Fund

      James F. Keegan is responsible for the day-to-day management of the fund's U.S. high yield securities sector. Nirmal Singh and Julieanna Berry share responsibility for the day-to-day management for the U.S. government and investment grade securities sector of the fund. Mr. Singh is a senior vice president of Mitchell Hutchins, where he has been employed as a portfolio manager since 1993. Mr. Singh has held his responsibilities for the fund since December 1994.